EXHIBIT 32

SECTION 1350 CERTIFICATIONS

CERTIFICATION PURSUANT TO\

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Email Real Estate.com, Inc. (the “Company”) on Form 10-QSB for the period ended May 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dan O’Meara, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 2, 2004

/s/ Dan O’Meara
Dan O’Meara
Principal Executive Officer Principal Financial Officer